Exhibit 99.1 August 2020 Investor Presentation Contact: Allen Danzey CFO The Dixie Group Phone: 706-876-5865 allen.danzey@dixiegroup.com

Forward Looking Statements The Dixie Group, Inc. • Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2

Dixie History



THE DIXIE GROUP

- 1920 Began as Dixie Mercerizing in Chattanooga, TN
- 1990's Transitioned from textiles to floorcovering
- 2003 Refined focus on upper- end floorcovering market
- 2003 Launched Dixie Home - upper end residential line
- 2005 Launched modular tile carpet line – new product category
- 2012 Purchased Colormaster dye house and Crown Rugs
- 2013 Purchased Robertex - wool carpet manufacturing
- 2014 Purchased Atlas Carpet Mills – high-end commercial business
- 2014 Purchased Burtco - computerized yarn placement for hospitality
- 2016 Launched Calibré luxury vinyl flooring in Masland Contract
- 2017 Launched Stainmaster® LVF in Masland and Dixie Home
- 2018 Launched engineered wood in our Fabrica brand
- 2018 Unified Atlas and Masland Contract into single business unit
- 2019 Launched TRUCOR™ and TRUCOR Prime™ LVF in Dixie Home and Masland

3

COVID – 19 Response Health & Safety Cost Reductions Liquidity • Large scale COVID-19 • Temporary pay • Working with vendors, testing where necessary reductions have been landlords and providers • Monitoring and complying implemented for of debt to extend terms with all government salaried workforce regulations • Pursuing opportunities • We have placed a large • Restrictions implemented through government to minimize group percentage of our programs to provide meetings associates either on additional sources of • Requirement to wear rotating layoff or funds masks when unable to furlough. • Amended our revolving social distance • Reduced 401k matching credit facility to provide • Remote work schedules • All spending is under additional availability have been implemented review with reductions during this time • Deep cleaning and and deferrals being sanitizing on a frequent • Reduction in capital basis in facilities and implemented in many spending and non- offices areas essential cash outlays • Daily temperature checks prior to the start of work in all facilities and offices 4

COVID-19 Recovery 5

Dixie Today • Commitment to brands in the upper- end market with strong growth potential. • Diversified between Commercial and Residential markets. • Diversified customer base (TTM Basis) – Top 10 carpet customers • 13% of sales – Top 100 carpet customers • 27% of sales 6

Dixie Group Drivers What affects our business? The market dynamics: • Residentially • The market is driven by home sales and remodeling. • New construction is a smaller effect. • Dixie is driven by the wealth effect. • The stock market and consumer confidence. • Commercially • The market is driven by remodeling of offices, schools, retail and hospitality as demonstrated by the investment in non-residential fixed structures. • Dixie is driven by upper-end remodeling in offices, retail remodeling, higher education, and upper-end hospitality that primarily involves a designer. 7

New and Existing Home Sales Seasonally Adjusted Annual Rate New 1,000 Existing 1,000 • “The sales recovery 800 6,000 is strong, as buyers 750 were eager to purchase homes and 700 5,500 properties that they had been eyeing 650 during the shutdown. 600 5,000 • This revitalization looks to be 550 sustainable for many 500 4,500 months ahead as long as mortgage 450 rates remain low and job gains continue.” 400 4,000 350 Lawrence Yun Chief Economist 300 3,500 Jan '13 Jan '14 Jan '15 Jan '16 Jan '17 Jan '18 Jan '19 Jan '20 National Association of Realtors July 22, 2020 8 Source: National Association of Realtors (existing) and census.gov/newhomesales

Remodeling Activity 9

Household Formations 10

Residential and Commercial Fixed Investment 11

The Industry as compared to The Dixie Group Source: U.S. Bureau of Economic Analysis and Company estimates 12

2019 U.S. Flooring Manufacturers Flooring $ in Flooring Market Flooring Manufacturers millions % Shaw (Berkshire Hathaway) 5,387 25.2% Mohawk (MHK) 5,084 23.8% Engineered Floors (Private) 1,079 5.1% Interface (TILE) 668 3.1% Dixie (DXYN) 376 1.8% Imports & All Others 8,770 41.1% U.S. Carpet & Rug Market 21,364 100.0% Source: Floor Focus - Flooring includes sales of carpet, rugs, ceramic floor tile, wood, laminate, resilient and rubber 13

Dixie versus the Industry 2020 Second Quarter 2020 Second Quarter U.S. Carpet & Dixie sales Rug Market of $10.6 billion High End Commercial, 25% Commercial, 44% High End Residential, 56% Residential, 75% Source: Floor Covering Weekly and Dixie Group estimate 14

Carpet Growth Dixie Market Share in Dollars and Units 15

Industry Positioning The Dixie Group • Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up-to-date styling and design – Be quality focused with excellent reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven 16

Residential Brand Positioning The Dixie Group ESTIMATED WHOLESALE MARKET PRICE FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS OR SALES DOLLARS Masland TOTAL MARKET: SQUARE YARDS SQUAREMARKET: YARDS TOTAL Dixie Home Fabrica $0 $8 $14 $21 $28 $35 $42 $49 INDUSTRY AVERAGE PRICE / SQ YD FOR CARPETS AND RUGS Note: Market share data based on internal company estimates – Industry average price based on sales reported through industry sources 17

Dixie Group High-End Residential Sales All Residential Brands Sales by Brand for Q2 2020 Fabrica Masland Dixie Home 18

Dixie Group High-End Residential Sales All Brands Sales by Channel for Q2 2020 Specialty - OEM Commercial Builder Mass Merchant Designer Retailer The company believes that a significant portion of retail sales also involve a designer. 19

• Well-styled moderate to upper priced residential broadloom line – Known for differentiated pattern and color selection • Dixie Home provides a “full line” to retailers – Sells specialty and mass merchant retailers • Growth initiatives – TRUCOR™ SPC and TRUCOR Prime™ WPC Luxury Vinyl Flooring – Stainmaster® PetProtect ® Fiber Technology 20

• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 21% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiative – TRUCOR Prime™ WPC Luxury Vinyl Flooring – Stainmaster® PetProtect ® Fiber Technology – Wool products in both tufted and woven constructions 21

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 30% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiatives – Fabrica Fine Wood Flooring, a sophisticated collection of refined “best in class” wood ﬂooring products. 22

Commercial Market Positioning The Dixie Group • We focus on the “high-end specified soft floorcovering contract market” • Our AtlasMasland products – Designer driven focused on the fashion oriented market space – Broad product line for diverse commercial markets • Our Masland eNergy products – Sells “main street commercial” through retailers • Our Masland Residential and AtlasMasland sales forces – Commercial design firms and select commercial retailers 23

• The consolidation of Atlas and Masland Contract provides an exciting opportunity for us to become a greater resource to our customers in the hyper competitive commercial flooring market. • AtlasMasland has become a comprehensive resource to the commercial flooring customer. Whether a project calls for broadloom carpet, modular carpet tile, area rugs, walk off material or luxury vinyl flooring, we have the product and expertise to service any market segment. 24

• Upper-end brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base • Growth initiatives – Sustaina™ cushion modular carpet backing with the ability to install in high relative humidity environments – The Crafted Collection with Sustaina™ cushion modular carpet backing, both PVC and polyeurathane free – over 80% recycled content – Calibré Luxury Vinyl Tile 25

Sales by Channel for Q2 2020 Other Health Care Hospitality Gov't Store Planning Education Corporate Channels: Interior Design Specifier and Commercial End User 26

Dixie Group Sales $ in millions Net Sales 450 422 412 407 397 405 400 375 345 350 331 321 327 300 283 270 266 250 231 205 200 150 100 50 0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 TTM 2020 *2016 had 53 weeks. 27

Sales & Operating Income
$ in millions

THE DIXIE GROUP

Annual	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019	TTM 2020
Net Sales	266	344	407	422	397	412	405	375	327
Net Income (Loss)	(0.9)	5.3	(1.4)	(2.4)	(5.3)	(9.6)	(21.4)	15.3	13.4
Operating Income	1.8	8.9	(5.2)	2.0	(3.4)	4.0	(15.6)	21.3	18.7
Non-GAAP Adjusted Op. Income	3.5	16.4	6.7	7.0	(0.6)	4.6	(1.1)	1.7	(3.8)
EBITDA	11.2	18.7	16.9	15.9	10.0	16.6	(3.1)	32.9	29.8
Non-GAAP Adjusted EBITDA	13.2	26.5	19.8	21.0	12.9	17.5	11.4	13.5	7.8

Quarterly	Q2 2018	Q3 2018	Q4 2018	Q12019	Q22019	Q32019	Q42019	Q12020	Q22020
Net Sales	106.4	101.6	98.2	88.6	100.4	95.4	90.1	80.6	60.8
Net Income (Loss)	(1.8)	(3.0)	(13.7)	(6.7)	(1.2)	(2.6)	25.7	(2.7)	(7.1)
Operating Income	(0.2)	(1.2)	(12.8)	(4.9)	0.6	(1.0)	26.7	(1.3)	(5.6)
Non-GAAP Adjusted Op. Income	2.0	0.7	(2.4)	(2.8)	2.5	0.1	1.8	(1.3)	(4.4)
EBITDA	3.0	1.9	(9.5)	(1.8)	3.3	1.9	29.4	1.6	(3.1)
Non-GAAP Adjusted EBITDA	5.0	3.8	0.8	0.4	5.3	3.0	4.8	1.7	(1.8)

Change Year over Year	Q2 2018	Q3 2018	Q4 2018	Q12019	Q22019	Q32019	Q42019	Q12020	Q22020
Net Sales	(0.7)	(1.1)	(6.9)	(10.3)	(6.0)	(6.1)	(8.0)	(8.0)	(39.6)
Net Sales % Change	-0.7%	-1.1%	-6.6%	-10.4%	-5.7%	-6.0%	-8.2%	-9.1%	-39.4%
Net Income (Loss)	(2.9)	(2.4)	(4.2)	(3.8)	0.6	0.4	39.4	4.0	(5.8)
Operating Income	(3.3)	(1.9)	(12.2)	(3.3)	0.7	0.1	39.4	3.5	(6.2)
Non-GAAP Adjusted Op. Income	(1.2)	(0.1)	(2.5)	(1.5)	0.5	(0.6)	4.3	1.5	(6.9)
EBITDA	(3.3)	(2.1)	(12.2)	(3.4)	0.4	0.0	38.9	3.4	(6.5)
Non-GAAP Adjusted EBITDA	(1.4)	(0.2)	(2.5)	(1.5)	0.3	(0.7)	4.0	1.4	(7.1)

Note: 2016 has 53 operating weeks, all other periods had 52 operating weeks

Note: Non-GAAP reconciliation starting on slide 27

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Current Business Conditions 2020 Outlook In 2020: • We are growing the number of items in our TRUCOR™ family of luxury vinyl flooring products by over 40%. We are featuring, “Integrated Grout Technology” where the locking system is engineered to simulate a real grout line. We are launching our new oversized planks in contemporary, clean visuals. • With the beginning of the pandemic, our orders and sales declined dramatically in late March and early April. The first few weeks of April were impacted the most and our sales and orders decreased over 50% for the month of April. Since the second week of April, our sales and orders have continued to improve. • Many of our customers are reopening and beginning to generate business. We would expect business to continue improving and be at more normal levels later this year. • Orders and sales of commercial products continue at a reduced level. • Orders and sales of residential products have improved significantly and our residential retail business is running ahead of levels a year ago. 29

Non-GAAP Information Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company defines Adjusted Gross Profit as Gross Profit plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus one time items so defined (Note 1) The Company defines Adjusted S,G&A as S,G&A less manufacturing integration expenses included in selling, general and administrative, less direct acquisition expenses, less one time items so defined. (Note 2) The Company defines Adjusted Operating Income as Operating Income plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 3) The company defines Adjusted Income from Continuing Operations as net income plus loss from discontinued operations net of tax, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined , all tax effected. (Note 4) The Company defines Adjusted EBIT as net income plus taxes and plus interest. The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus manufacturing in integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 5) The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures. The change in net working capital is the change in current assets less current liabilities between periods. (Note 6) The company defines Non-GAAP Earnings per Share (EPS) as the adjusted operating income less Interest and other expense, tax adjusted at a 35% rate, and divided by the number of fully diluted shares. (Note 7) The Company defines Net Sales as Adjusted as net sales less the last week of sales in a 53 week fiscal year. (Note 8) The Company defines Non-GAAP earnings per Share (EPS) for the Jobs Cut and Tax Act of 2017 as Net Income less discontinued operations minus the effect of the tax act and divided by the number of fully diluted shares. (Note 9) 31

Non-GAAP Information

THE DIXIE GROUP

	Three Months Ended									
Non-GAAP Gross Profit	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q12019	Q22019	Q32019	Q42019	Q12020	Q22020
Net Sales	98,858	106,438	101,562	98,175	88,606	100,394	95,447	90,134	80,578	60,824
Gross Profit	21,580	25,144	21,887	18,380	18,919	23,493	21,074	22,719	18,993	12,244
Plus: Unusual Workers Comp	-	450	-	-	-	-	-	-	-	-
Plus: Inventory write off for PIP	-	-	963	1,738	-	202	82	123	-	-
Plus: Business integration expense	-	-	-	-	-	-	-	-	-	-
Plus: Amortization of inventory step up	-	-	-	-	-	-	-	-	-	-
Non-GAAP Adj. Gross Profit (Note 1)	21,580	25,594	22,850	20,118	18,919	23,695	21,156	22,843	18,993	12,244
Gross Profit as % of Net Sales	21.8%	23.6%	21.6%	18.7%	21.4%	23.4%	22.1%	25.2%	23.6%	20.1%
Non-GAAP Adj. Gross Profit % of Net Sales	21.8%	24.0%	22.5%	20.5%	21.4%	23.6%	22.2%	25.3%	23.6%	20.1%
Non-GAAP S,G&A	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q12019	Q22019	Q32019	Q42019	Q12020	Q22020
Net Sales	98,858	106,438	101,562	98,175	88,606	100,394	95,447	90,134	80,578	60,824
Selling and Administrative Expense	23,120	23,801	23,033	22,518	21,660	21,114	21,036	20,015	20,397	16,523
Plus: Business integration expense	-	-	-	-	-	-	-	-	-	-
Less: Acquisition expenses	-	-	-	-	-	-	-	-	-	-
Non-GAAP Adj. Selling and Admin. Expense	23,120	23,801	23,033	22,518	21,660	21,114	21,036	20,015	20,397	16,523
S,G&A as % of Net Sales	23.4%	22.4%	22.7%	22.9%	24.4%	21.0%	22.0%	22.2%	25.3%	27.2%
Non-GAAP S,G&A as % of Net Sales (Note 2)	23.4%	22.4%	22.7%	22.9%	24.4%	21.0%	22.0%	22.2%	25.3%	27.2%

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THE DIXIE GROUP

Non-GAAP Operating Income	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q12019	Q22019	Q32019	Q42019	Q12020	Q22020
Net Sales	98,858	106,438	101,562	98,175	88,606	100,394	95,447	90,134	80,578	60,824
Operating income (loss)	(1,515)	(165)	(1,179)	(12,765)	(4,863)	574	(1,042)	26,681	(1,336)	(5,625)
Plus: Unusual Workers Comp	-	450	-	-	-	-	-	-	-	-
Plus: Legal Settlement	-	1,514	-	-	-	-	-	-	-	-
Plus: Inventory write off for PIP	-	-	963	1,738	-	202	82	123	-	-
Plus: Profit improvement plans	216	190	531	2,230	2,091	1,725	1,043	160	24	227
Plus: COVID-19 Recovery Plan	-	-	-	-	-	-	-	-	-	1,019
Plus: Impairment of assets	-	-	349	815	5	(1)	6	(25,121)	-	-
Plus: Impairment of goodwill and intangibles	-	-	-	5,545	-	-	-	-	-	-
Non-GAAP Adj. Operating Income (Loss) (Note 3)	(1,299)	1,989	664	(2,437)	(2,767)	2,500	89	1,843	(1,312)	(4,379)
Operating income as % of net sales	-1.5%	-0.2%	-1.2%	-13.0%	-5.5%	0.6%	-1.1%	29.6%	-1.7%	-9.2%
Adjusted operating income as a % of net sales	-1.3%	1.9%	0.7%	-2.5%	-3.1%	2.5%	0.1%	2.0%	-1.6%	-7.2%

Non-GAAP Income from Continuing Operations	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q12019	Q22019	Q32019	Q42019	Q12020	Q22020
Net income (loss) as reported	(2,907)	(1,815)	(2,962)	(13,699)	(6,672)	(1,216)	(2,554)	25,712	(2,689)	(7,060)
Less: (Loss) from discontinued, net tax	(23)	157	(40)	1	(31)	(35)	23	(305)	(77)	(81)
Income (loss) from Continuing Operations	(2,884)	(1,972)	(2,922)	(13,700)	(6,641)	(1,181)	(2,577)	26,018	(2,612)	(6,979)
Plus: Unusual Workers Comp	-	450	-	-	-	-	-	-	-	-
Plus: Legal Settlement	-	1,514	-	-	-	-	-	-	-	-
Plus: Inventory write off for PIP	-	-	963	1,738	-	202	82	123	-	-
Plus: Profit improvement plans	216	190	531	2,230	2,091	1,725	1,043	160	24	227
Plus: COVID-19 Recovery Plan	-	-	-	-	-	-	-	-	-	1,019
Plus: Impairment of assets	-	-	349	815	5	(1)	6	(25,121)	-	-
Plus: Impairment of goodwill and intangibles	-	-	-	5,545	-	-	-	-	-	-
Plus: Tax effect of above	-	-	-	-	-	-	-	-	-	-
Plus: Tax credits, rate change and valuation allowance	-	-	-	-	-	(14)	-	-	-	-
Non-GAAP Adj. (Loss) / Inc from Cont. Op's (Note 4)	(2,668)	182	(1,079)	(3,372)	(4,545)	731	(1,446)	1,180	(2,588)	(5,733)
Adj diluted EPS from Cont. Op's	(0.17)	0.01	(0.07)	(0.21)	(0.29)	0.05	(0.09)	0.08	(0.17)	(0.46)
Wt'd avg. common shares outstanding - diluted	15,851	15,864	15,786	15,792	15,809	15,809	15,899	15,400	15,356	15,331

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THE DIXIE GROUP

Non-GAAP EBIT and EBITDA	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q12019	Q22019	Q32019	Q42019	Q12020	Q22020
Net income (loss) as reported	(2,907)	(1,815)	(2,962)	(13,699)	(6,672)	(1,216)	(2,554)	25,712	(2,689)	(7,060)
Less: (Loss) from discontinued, net tax	(23)	157	(40)	1	(31)	(35)	23	(305)	(77)	(81)
Plus: Taxes	(166)	(26)	82	(721)	100	34	(109)	(682)	(4)	-
Plus: Interest	1,533	1,642	1,664	1,651	1,720	1,717	1,648	1,359	1,285	1,357
Non-GAAP Adjusted EBIT (Note 5)	(1,517)	(356)	(1,176)	(12,770)	(4,821)	570	(1,038)	26,694	(1,331)	(5,622)
Plus: Depreciation and amortization	3,143	3,164	3,089	3,257	3,098	2,808	2,924	2,973	3,035	2,560
Non-GAAP EBITDA from Cont Op	1,626	2,808	1,913	(9,513)	(1,723)	3,378	1,886	29,667	1,704	(3,062)
Plus: Legal Settlement	-	1,514	-	-	-	-	-	-	-	-
Plus: Inventory write off for PIP	-	-	963	1,738	-	202	82	123	-	-
Plus: Profit improvement plans	216	190	531	2,230	2,091	1,725	1,043	160	24	227
Plus: COVID-19 Recovery Plan	-	-	-	-	-	-	-	-	-	1,019
Plus: Impairment of assets	-	-	349	815	5	(1)	6	(25,121)	-	-
Plus: Impairment of goodwill and intangibles	-	-	-	5,545	-	-	-	-	-	-
Non-GAAP Adj. EBITDA (Note 5)	1,842	4,962	3,756	815	373	5,304	3,017	4,830	1,728	(1,816)
Non-GAAP Adj. EBITDA as % of Net Sales	1.9%	4.7%	3.7%	0.8%	0.4%	5.3%	3.2%	5.4%	2.1%	-3.0%
Management estimate of severe weather (not in above)	-	-	-	-	-	-	-	-	-	-

Non-GAAP Free Cash Flow	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q12019	Q22019	Q32019	Q42019	Q12020	Q22020
Non-GAAP Adjusted EBIT (from above)	(1,517)	(356)	(1,176)	(12,770)	(4,821)	570	(1,038)	26,694	(1,331)	(5,622)
Times: 1 - Tax Rate = EBIAT	(1,517)	(356)	(1,176)	(12,770)	(4,821)	570	(1,038)	26,694	(1,331)	(5,622)
Plus: Depreciation and amortization	3,143	3,164	3,089	3,257	3,098	2,808	2,924	2,973	3,035	2,560
Plus: Non Cash Impairment of Assets, Goodwill	-	-	349	6,360	5	(1)	6	(25,121)	-	-
Minus: Net change in Working Capital	2,138	5,416	2,356	(18,488)	(1,022)	(4,293)	(4,376)	1,393	1,004	(16,126)
Non-GAAP Cash from Operations	(512)	(2,608)	(94)	15,335	(696)	7,670	6,268	3,153	700	13,064
Minus: Capital Expenditures	752	745	1,627	1,317	(1,010)	1,029	1,078	319	794	1,704
Minus: Business / Capital acquisitions	-	-	-	-	-	-	-	-	-	-
Non-GAAP Free Cash Flow (Note 6)	(1,264)	(3,353)	(1,721)	14,018	314	6,641	5,190	2,834	(94)	11,360

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